Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
	:	Chapter 11
In re:	:
	:	Case No. 15-11880 (BLS)
QUIKSILVER, INC., et al.,	:
	:	Jointly Administered
Debtors.[1]	:
:
:
x

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF DECEMBER 31, 2015

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively, the “Debtors”) have filed with the United States Bankruptcy Court for the District of Delaware the Debtors’ Monthly Operating Report for the Period of December 31, 2015, attached hereto as Exhibit A (the “Monthly Operating Report”).

Dated:	Wilmington, Delaware
January 29, 2016

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Van C. Durrer, II
Van C. Durrer, II (I.D. No. 3827) Annie Z. Li 300 South Grand Avenue, Suite 3400 Los Angeles, California 90071 Telephone: (213) 687-5000 Fax: (213) 687-5600

- and -

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows:

Quiksilver, Inc. (9426), QS Wholesale, Inc. (8795), DC Direct, Inc. (8364), DC Shoes, Inc. (0965), Fidra, Inc. (8945), Hawk Designs, Inc. (1121), Mt. Waimea, Inc. (5846), Q.S. Optics, Inc. (2493), QS Retail, Inc. (0505), Quiksilver Entertainment, Inc. (9667), and Quiksilver Wetsuits, Inc. (9599). The address of the Debtors’ corporate headquarters is 5600 Argosy Circle, Huntington Beach, California 92649.

Docket #0743

Date Filed: 1/29/2016

Mark S. Chehi, Esq. (I.D. No. 2855)

One Rodney Square

P.O. Box 636

Wilmington, Delaware 19899-0636

Telephone: (302) 651-3000

Fax: (302) 651-3001

- and -

John K. Lyons

Jessica S. Kumar

155 N. Wacker Dr.

Chicago, Illinois 60606

Telephone: (312) 407-0700

Fax: (312) 407-0411

Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Quiksilver, Inc., et al.	Case No. 15-11880 (BLS)
Debtors	Reporting Period: December 1, 2015 to December 31, 2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes		Declaration Attached
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements				Declaration Attached
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4a	Yes
Listing of aged accounts payable	MOR-4a
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5a	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Bruenjes	1/29/2016
Signature of Authorized Individual*	Date

Andrew Bruenjes	Americas Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s taxpayer identification number, are:

Quiksilver, Inc. (9426); QS Wholesale, Inc. (8795); DC Direct, Inc. (8364); DC Shoes, Inc. (0965); Fidra, Inc. (8945); Hawk Designs, Inc. (1121); Mt. Waimea, Inc. (5864); Q.S. Optics, Inc. (2493); QS Retail, Inc. (0505); Quiksilver Entertainment, Inc. (9667); and, Quiksilver Wetsuits, Inc. (9599). The address of the Debtors’ corporate headquarters is 5600 Argosy Circle, Huntington Beach, California 92649. The direct and indirect international subsidiaries of Quiksilver, Inc. are not debtors in these chapter 11 cases.

Case No. 15-11880 (BLS)

Chapter 11

MONTHLY OPERATING REPORT

GENERAL NOTES AND DISCLAIMER

The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles (“GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein is provided to fulfill the requirements of the Office of the United States Trustee and have been derived from the books and records of the Debtors.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and are not reflective of the results of operations, financial position, and cash flow of the Debtors in the future.

Numerous Debtor subsidiaries had been inactive (the “Inactive Subsidiaries”) prior to the Petition Date, and continued to be inactive during the reporting period covered herein. Where applicable, the Inactive Subsidiaries are shown in the overall consolidation of the Debtor entities.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver Inc., et. al.

Debtors-in Possession

MOR-1

Consolidating Schedule of Receipts and Disbursements

for December 1 to December 31, 2015

In U.S. Dollars	D.C. Shoes, Inc.	QS Retail, Inc.	QS Wholesale, Inc.	Quiksilver, Inc.	Hawk Designs, Inc.	D.C. Direct, Inc.	Fidra, Inc.	Mt. Waimea, Inc.	Q.S. Optics, Inc.	Quiksilver Entertainment, Inc.	Quiksilver Wetsuits, Inc.	Consolidated Filing Debtor Entities
Beginning Cash Balance	$2,284,294	$1,200,390	$2,331,609	$10,303,244	$—	$—	$—	$—	$—	$—	$—	16,119,537

Total Cash Receipts	7,449,549	14,419,429	13,846,624	—	—	—	—	—	—	—	—	35,715,602

Operating Disbursements
Merchandise	5,174,639	—	14,846,248	—	—	—	—	—	—	—	—	20,020,887
Leases, Rent, & Utilities	32,380	1,777,268	595,647	2,067	—	—	—	—	—	—	—	2,407,363
Payroll & Related/Benefits	—	2,292,848	2,847,749	517,352	—	—	—	—	—	—	—	5,657,949
Freight/Customs	379,836	18,222	3,368,476	8,201	—	—	—	—	—	—	—	3,774,736
Taxes	25,410	1,090,231	59,239	57,740	—	—	—	—	—	—	—	1,232,620
Outside Sales Reps/Contractors	63,838	10,044	226,426	—	—	—	—	—	—	—	—	300,308
Insurance, Marketing, & Legal	584,103	78,260	643,520	1,652,041	—	—	—	—	—	—	—	2,957,923
Other	32,811	402,780	1,270,579	1,162,930	—	—	—	—	—	—	—	2,869,100

Total Operating Disbursements	6,293,018	5,669,653	23,857,884	3,400,332	—	—	—	—	—	—	—	39,220,887

Non-Operating Disbursements
Professional Fees & Expenses	—	493,798	—	8,563,298	—	—	—	—	—	—	—	9,057,096
U.S. Trustee Fees	—	—	58,675	—	—	—	—	—	—	—	—	58,675
DIP Interest and Fees	—	—	33,655	—	—	—	—	—	—	—	—	33,655

Total Non-Operating Disbursements	—	493,798	92,330	8,563,298	—	—	—	—	—	—	—	9,149,426

Total Disbursements	6,293,018	6,163,451	23,950,214	11,963,630	—	—	—	—	—	—	—	48,370,313

Net Cash Flow	1,156,530	8,255,977	(10,103,589)	(11,963,630)	—	—	—	—	—	—	—	(12,654,712)

										Beginning Cash Balance		16,119,537

											Net Cash Flow	(12,654,712)

									December Change in DIP ABL Balance:			—
									December Change in DIP Term Loan Balance:			10,000,000

										Net Financing Activity		10,000,000

										Ending Cash Balance		13,464,826

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver Inc., et. al.

Debtors-in-Possession

MOR - 1a

Bank Account Summary

for December 1, 2015 to December 31, 2015

Bank	Account Type	Entity	Bank Account # (last four digits)	GL Account #	Bank Balance [1]	Ledger Balance [1]	Reconciled (Yes / No)	Account Opened During Reporting Period
Bank of America	Receipts	DC Shoes, Inc.	x5130	101000-1	$665,531	$665,235	Yes	No
Bank of America	Check Disbursements	DC Shoes, Inc.	x5316	101030-1	286,307	(11,153)	Yes	No
Bank of America	Wiring	DC Shoes, Inc.	x7221	101010-1	215,152	215,152	n/a	No
Bank of America	Receipts	QS Retail, Inc.	x5074	101000-1	388,275	910,462	Yes	No
Bank of America	Wiring	QS Retail, Inc.	x7207	101010-1	101,247	101,446	Yes	No
Bank of America	Payroll	QS Retail, Inc.	x5079	101020-1	351,662	276,452	Yes	No
Bank of America	Check Disbursements	QS Retail, Inc.	x5340	101030-1	214,366	(11,414)	Yes	No
First Hawaiian	Deposits	QS Retail, Inc.	x5312	101040-1	85,631	114,764	Yes	No
Bank of America	Receipts	QS Wholesale, Inc.	x5050	101000-1	261,816	425,712	Yes	No
Bank of America	Wiring	QS Wholesale, Inc.	x7202	101010-1	1,790,769	1,790,769	Yes	No
Bank of America	Payroll	QS Wholesale, Inc.	x5055	101020-1	212,051	195,469	Yes	No
Bank of America	Check Disbursements	QS Wholesale, Inc.	x5308	101030-1	230,695	(338,293)	Yes	No
Bank of America	Operating	Quiksilver, Inc.	x7023	101010-1	9,904,589	9,672,052	Yes	No
Bank of America	Payroll	Quiksilver, Inc.	x5017	101020-1	43,889	55,565	Yes	No
Bank of America	Check Disbursements	Quiksilver, Inc.	x5290	101030-1	636,590	(958,187)	Yes	No
Merrill Lynch	Investment	Quiksilver, Inc.	x7H96	101055	156,648	156,648	Yes	No
Bank of America	Utility Deposit	Quiksilver, Inc.	x0661	100050	125,048	125,048	Yes	No

Total Account Cash					$15,670,266	$13,385,726

N/A	Store Cash			100000	79,100	79,100

Total Cash					$15,749,366	$13,464,826

[1]	Timing differences between bank and ledger balances are due to i) outstanding checks not yet funded at 12/31 and ii) deposits-in-transit as of 12/31.
[2]	Bank statements will be made available upon request.

“I attest that each of the Debtors’ cash accounts has been reconciled to monthly bank statements.”

/s/ Andrew Bruenjes
Andrew Bruenjes
Chief Financial Officer

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 1b

Schedule of Professional Fees and Expenses Paid

for December 1, 2015 to December 31, 2015

		Amounts Paid
Payee	Payor	Fees	Expenses
Restructuring Professionals
FTI Consulting, Inc.	Quiksilver, Inc.	$1,812,113	$227,905
Skadden, Arps, Slate, Meagher & Flom LLP	Quiksilver, Inc.	1,319,419	113,228
Kurtzman Carson Consultants LLC		—	—
Peter J. Solomon Company, L.P.	Quiksilver, Inc.	1,479,808	99,416
ICR, LLC		—	—
Pachulski Stang Ziehl & Jones LLP		—	—
Deloitte & Touche LLP		—	—
Deloitte Tax LLP		—	—
A&G Realty Partners, LLC		—	—
Akin Gump Strauss Hauer & Feld LLP	Quiksilver, Inc.	954,316	57,588
Pepper Hamilton LLP	Quiksilver, Inc.	102,305	9,102
PJT Partners Inc.	Quiksilver, Inc.	—	—
Cooley LLP	Quiksilver, Inc.	201,610	—
Province, Inc.	Quiksilver, Inc.	114,597	—
Bayard, P.A.	Quiksilver, Inc.	30,158	—
Houlihan Lokey, Inc.	Quiksilver, Inc.	600,000	20,980
Kirkland & Ellis LLP	Quiksilver, Inc.	1,359,481	61,272
Hilco Real Estate LLC	QS Retail, Inc.	493,798	—

Total Restructuring Professional Fees and Expenses		$8,467,605	$589,491

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 2

Consolidating Statement of Operations

For December 1, 2015 to December 31, 2015

In U.S. Dollars	DC Shoes, Inc.	QS Retail, Inc.	QS Wholesale, Inc.	Quiksilver, Inc.	Hawk Designs, Inc.	DC Direct, Inc.	Fidra, Inc.	Mt. Waimea, Inc.	Q.S. Optics, Inc.	Quiksilver Entertainment, Inc.	Quiksilver Wetsuits, Inc.	Consolidated Filing Debtor Entities
Net Sales	6,590,413	14,373,172	9,035,527	38,750	—	—	—	—	—	—	—	30,037,861

Total Cost of Goods Sold	3,816,609	7,997,937	7,322,302	—	—	—	—	—	—	—	—	19,136,847

Gross Profit / (Loss)	2,773,804	6,375,235	1,713,225	38,750	—	—	—	—	—	—	—	10,901,014

Total SG&A Costs	892,887	7,741,488	10,432,467	88,994	—	—	—	—	—	—	—	19,155,836
Asset Impairments	—	—	—	—	—	—	—	—	—	—	—	—
Operating Income / (Loss)	1,880,917	(1,366,253)	(8,719,242)	(50,244)	—	—	—	—	—	—	—	(8,254,822)

Total Restructuring / Reorganization Expenses	—	4,412,669	5,700,701	—	—	—	—	—	—	—	—	10,113,371

Total Other Expenses	(14,474)	34,379	919,940	203,569	—	—	—	—	—	—	—	1,143,414

Net Income / (Loss) Before Taxes	1,895,392	(5,813,302)	(15,339,883)	(253,813)	—							(19,511,606)

Income Tax (Benefit) / Expense	6,674	—	—	—	—	—	—	—	—	—	—	6,674

Net Income / (Loss)	1,888,718	(5,813,302)	(15,339,883)	(253,813)	—	—	—	—	—	—	—	(19,518,281)

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 3

Consolidating Balance Sheet

as of December 31, 2015

In U.S. Dollars	DC Shoes, Inc.	QS Retail, Inc.	QS Wholesale, Inc.	Quiksilver, Inc.	Hawk Designs, Inc.	DC Direct, Inc.	Fidra, Inc.	Mt. Waimea, Inc.	Q.S. Optics, Inc.	Quiksilver Entertainment, Inc.	Quiksilver Wetsuits, Inc.	Consolidated Filing Debtor Entities
Cash & Cash Equivalents	$869,234	$1,470,809	$2,073,657	$9,051,126	$—	$—	$—	$—	$—	$—	$—	$13,464,826
Accounts Receivable	21,210,869	1,251,217	31,999,581	—	—	—	—	—	—	—	—	54,461,667
Other Receivables	278,910	489,612	4,893,263	(4,446)	—	—	—	—	—	—	—	5,657,339
Inventory	11,763,931	35,586,542	45,446,593	—	—	—	—	—	—	—	—	92,797,066
Prepaid Expenses & Other Current Assets	2,994,005	3,122,465	6,496,037	3,290,664	—	—	—	—	—	—	—	15,903,172

Total Current Assets	37,116,949	41,920,645	90,909,132	12,337,344	—	—	—	—	—	—	—	182,284,070

Property, Plant & Equipment, Net	186,889	11,204,931	25,485,231	17,651,663	—	—	—	—	—	—	—	54,528,715
Trademarks & Other Intangible Assets, Net	982,823	—	43,077,121	9,637,832	—	—	—	—	—	—	—	53,697,776
Goodwill	—	—	—	—	—	—	—	—	—	—	—	—
Investment in Subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Tax Assets - Long-Term	—	—	—	(76,690)	—	—	—	—	—	—	—	(76,690)
Deposits & Other Long-Term Assets	183,747	203,128	1,566,102	30,829	—	—	—	—	—	—	—	1,983,805

Total Long Term & Other Assets	1,353,459	11,408,059	70,128,453	27,243,634	—	—	—	—	—	—	—	110,133,606

TOTAL ASSETS	38,470,409	53,328,704	161,037,585	39,580,978	—	—	—	—	—	—	—	292,417,676

Liabilities Not Subject to Compromise
DIP Loan Balance - Revolving Credit Facility	—	—	—	—	—	—	—	—	—	—	—	—
DIP Loan Balance - Term Loan	—	—	90,000,000	—	—	—	—	—	—	—	—	90,000,000
Accounts Payable	16,801,572	2,842,799	39,113,644	1,537,995	—	—	—	—	—	—	—	60,296,011
Accrued Liabilities	961,665	9,318,702	17,552,098	1,233,761	—	—	—	—	—	—	—	29,066,227
Income Taxes Payable	(297,901)	12,359	263,641	201,265	—	—	—	—	—	—	—	179,363
Intercompany, Net	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Tax Liabilities	—	—	—	21,802,511	—	—	—	—	—	—	—	21,802,511
Other Long-Term Liabilities	654,762	(3,150,358)	5,040,734	—	—	—	—	—	—	—	—	2,545,138

Total Liabilities Not Subject to Compromise	18,120,098	9,023,503	151,970,117	24,775,532	—							203,889,250

Total Liabilities Subject to Compromise	(58,892,223)	11,092,086	30,728,011	558,735,972	—	—	—	—	—	—	—	541,663,846

TOTAL LIABILITIES	(40,772,125)	20,115,589	182,698,128	583,511,504	—							745,553,096

Total Equity / (Deficit)	79,242,534	33,213,115	(21,660,544)	(543,930,526)	—							(453,135,421)

TOTAL LIABILITIES AND EQUITY	38,470,409	53,328,704	161,037,585	39,580,978	—	—	—	—	—	—	—	292,417,676

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 4

Consolidated Status of Postpetition Taxes

For December 1, 2015 to December 31, 2015

In U.S. Dollars	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$—	$622,999	$(622,999)	Various	Various	$—
FICA - Employee	—	331,817	(331,817)	Various	Various	—
FICA - Employer	—	324,285	(324,285)	Various	Various	—
Unemployment	—	3,351	(3,351)	Various	Various	—
Income	—	—		N/A	N/A	—

Total Federal Taxes	—	1,282,452	(1,282,452)			—

State and Local
Withholding	—	218,838	(218,838)	Various	Various	—
Sales & Use Tax	871,954	943,560	(815,761)	Various	Various	999,753
Excise	(5,631)	11,625	(3,886)	Various	Various	2,108
Unemployment	—	28,555	(28,555)	Various	Various	—
Real Property	(30,630)	63,333	(203,411)	Various	Various	(170,708)
Personal Property	22,872	50,791	(24,294)	Various	Various	49,370
Income	11,500	11,500	—	N/A	N/A	23,000
Other: Business License	7,778	8,417	(5,558)	Various	Various	10,637
Other: Annual Reports	(1,034)	2,881	(1,657)	Various	Various	190
Other: DE Franchise Tax	15,083	15,083	(36,540)	N/A	N/A	(6,374)
Other: Tax Audit Payments [1]	232,453	25,000	(110,768)	N/A	N/A	146,685

Total State and Local [2]	1,124,346	1,379,583	(1,449,269)			1,054,661

Total Taxes [2]	$1,124,346	$2,662,036	$(2,731,721)			$1,054,661

[1]	Represents liabilities related to normal course tax audits.
[2]	The Debtors routinely file tax returns with applicable taxing authorities. Such tax returns are not attached due to their volume, and are available upon request.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 4a

Consolidated Summary of Unpaid Postpetition Debts

as of December 31, 2015

	In U.S. Dollars
	Current	1-30	31-60	61-90	Over 90	Total
Accounts Payable, Trade [1]	$17,632,556	$6,522,941	$643,439	$991,781	$(141,988)	$25,648,730
Inventory Received Not Vouchered [2]	13,965,058					13,965,058
Accounts Payable, Manual [3]	20,682,223					20,682,223

	$52,279,837	$6,522,941	$643,439	$991,781	$(141,988)	$60,296,011

[1]	Accounts Payable, Trade is aged relative to payment terms in effect as of the Petition Date. Actual payment terms for most of the Debtor’ critical vendors have, however, been extended beyond Petition Date terms (to net 75 days) pursuant to trade agreements executed after the Petition Date.
[2]	Represents the value of inventory received from various suppliers, for which a related invoice had not been received by the Debtors, as of period-end.
[3]	Primarily represents period-end accruals for goods in transit.

Case No. 15-11880 (BLS)

Chapter 11

Quiksilver, Inc., et al.

Debtors-in-Possession

MOR - 5

Consolidated Summary of Accounts Receivable

as of December 31, 2015

	Number of Days Outstanding
In U.S. Dollars	Current	1-30	31-60	61-90	>90	Total
Trade Receivables	$33,706,526	$11,747,355	$2,705,344	$2,838,293	$8,825,384	$59,822,902
Allowance for Bad Debts	(5,361,234)					(5,361,234)

						$54,461,667

Case No. 15-11880 (BLS)

Chapter 11

Debtors-in-Possession

MOR-5a

Debtors’ Questionnaire

for December 1, 2015 to December 31, 2015

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened accounts(s). If an investment account has been opened, provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X